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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 2002
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                            SONICS & MATERIALS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        0-20753                       060854713
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



53 Church Hill Road, Newtown, Connecticut                                06470
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(Address of principal executive offices)                              (Zip Code)


                                 (203) 270-4600
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

     On September 30, 2002, Sonics & Materials, Inc. (the "Company") filed its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Chief Financial Officer of the Company accompanied that filing. Copies of each certification are furnished as Exhibits 99.1 and 99.2 to this report.


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SONICS & MATERIALS, INC.


Date:  September 30, 2002                    By: /s/ Robert S. Soloff
                                                 -----------------------------
                                                 Robert S. Soloff
                                                 Chief Executive Officer





















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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
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99.1           Certification of Chief Executive Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002

99.2           Certification of Chief Financial Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

























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